Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 26 to Registration Statement No. 2-82511 of Northbrook Variable Annuity Account of Northbrook Life Insurance Company on Form N-4 of our report dated February 20, 2002 relating to the financial statements and the related financial statement schedule of Northbrook Life Insurance Company, and our report dated March 8, 2002 relating to the financial statements of Northbrook Variable Annuity Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Northbrook Variable Annuity Account), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 18, 2002



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Exhibit 10(b)

                                   CONSENT OF
                                 FOLEY & LARDNER


         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 26 to the Form N-4 Registration Statement of Northbrook Variable Annuity Account (File
No. 002-82511).



                                                           /s/ Foley & Lardner
                                                              FOLEY & LARDNER

Washington, D.C.
April 16, 2002